UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 31, 2018

FIRST FOODS GROUP, INC.
(Exact Name of Registrant as Specified in its Charter)

Nevada	333-206260	47-4145514
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3773 Howard Hughes Parkway, Suite 500S

Las Vegas, NV 89169-6014

(Address of principal executive offices)

(201) 471-0988

(Registrant's telephone number, including area code)

___________________________________________

(Former Name or former address if changed from last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 31, 2018, the Board of Directors of First Foods Group Inc. (the “Company”) elected to increase the authorized preferred stock of the Company by 3,000,000 and designate such 3,000,000 shares as Series C preferred shares. The majority shareholder of the Company approved the actions on January 31, 2018. The rights and preferences can be found on Exhibit 3.1 attached hereto.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

3.1	Certificate of Amendment

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Foods Group, Inc.

Date: February 2, 2018	By:	/s/ Harold Kestenbaum
	Name:	Harold Kestenbaum
	Title:	Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Document Description

3.1	Certificate of Amendment

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